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                                                                    EXHIBIT 99.0



                        FRANKEL FAMILY TRUST APARTMENTS

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                         YEAR ENDED DECEMBER 31, 1999
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                         Independent Auditors' Report
                         ----------------------------


To the Board of Trustees
Income Opportunity Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of the Frankel Family Trust Apartments for the year ended December 31, 1999. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Income Opportunity Realty Trust, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Frankel Family Trust Apartments for the year ended December 31, 1999, in conformity with generally accepted accounting principles.



FARMER, FUQUA, HUNT & MUNSELLE, P.C.

Dallas, Texas
June 22, 2000
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                        FRANKEL FAMILY TRUST APARTMENTS

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                         Year Ended December 31, 1999



REVENUES
    Net rental revenues                                         $2,640,321
    Other revenues                                                 161,997
                                                                ----------

         Total revenues                                          2,802,318


DIRECT OPERATING EXPENSES
    Salaries and benefits                                          413,108
    Repairs and maintenance                                        350,732
    Property taxes                                                 286,140
    Utilities                                                      105,135
    Insurance                                                       30,922
                                                                ----------

         Total direct operating expenses                         1,186,037
                                                                ----------


REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                 $1,616,281
                                                                ==========

         The accompanying notes are an integral part of this statement.
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                        FRANKEL FAMILY TRUST APARTMENTS

                        NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               December 31, 1999


NOTE 1:   ORGANIZATION AND BASIS OF PRESENTATION

          The Frankel Family Trust Apartments is a group of five apartment complexes located in Midland, Texas. The five complexes are Brighton Court (60 units), Delmar Villas (92 units), The Enclave (68 units), Signature Place (57 units) and Sinclair Place (114 units). During 1999, the properties were owned by the Frankel Family Trust.

          The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense, or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:   ACCOUNTING ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3:   OTHER REVENUES

          Other revenues consist of the following:

          Rental income                                               $ 77,119
          Utility reimbursement                                         23,730
          Cleaning fees                                                 23,463
          Damages income                                                12,556
          Other                                                         10,487
          Pet deposit                                                    8,684
          Late charges                                                   5,958
                                                                      --------
                                                                      $161,997
                                                                      ========

NOTE 4:   SUBSEQUENT EVENT

          The property was sold to Income Opportunity Realty Investors, Inc., a Nevada corporation, on June 23, 2000.